                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): 9 October, 2001


                          FLAG Telecom Holdings Limited
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


           BERMUDA                     000-29207                   N/A
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(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                 Identification Number)


              CEDAR HOUSE, 41 CEDAR AVENUE, HAMILTON HM12, BERMUDA
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               (Address of principal executive offices) (Zip Code)

                                 (441) 296-0909
                    -----------------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
                 ------------------------------------------------
          (former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On 9 October 2001, FLAG Telecom Holdings Limited (the "Company") issued a press release announcing, among other things, that the Company's third quarter 2001 results will be announced on 6 November 2001.

     This press release is filed as an exhibit to and incorporated by reference into this Form 8-K.

     Any Internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

Exhibit No.    Description
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99.1           Press Release dated 9 October 2001 of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          FLAG TELECOM HOLDINGS LIMITED


                          By:   /s/ Kees van Ophem
                                --------------------------------------
                                Kees van Ophem
                                General Counsel and Secretary


Dated:    12    October  2001

                                  EXHIBIT INDEX


Exhibit No.    Description
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99.1           Press Release dated 9 October 2001 of FLAG Telecom Holdings
               Limited